ALLIANZ FUNDS MULTI-STRATEGY TRUST
Supplement Dated December 16, 2011
to the Statutory Prospectus for Class A and C Shares of Allianz Funds Multi-Strategy Trust and to
the Statutory Prospectus for Institutional Class, Class P and D Shares of Allianz Funds
Multi-Strategy Trust
Dated April 1, 2011 (as revised December 16, 2011)

Disclosure Related to
Allianz RCM Global EcoTrendsSM Fund

REORGANIZATION OF THE ALLIANZ RCM GLOBAL ECOTRENDSSM FUND
INTO THE ALLIANZ RCM GLOBAL WATER FUND
On December 14, 2011, the Board of Trustees of Allianz Funds Multi-Strategy Trust (the “Trust”) approved an Agreement and Plan of Reorganization pursuant to which the Allianz RCM Global EcoTrendsSM Fund (the “Acquired Fund”) would be reorganized with and into another existing series of the Trust, the Allianz RCM Global Water Fund (the “Acquiring Fund”, together with the Acquired Fund, “Funds”) (the “Reorganization”). The closing date of the Reorganization is expected to be on or about February 27, 2012, although the Reorganization may be delayed.
The Acquired Fund and the Acquiring Fund have the same advisory and distribution and/or service (12b-1) fee rates, except that the Acquiring Fund’s management fee under its Investment Management Agreement is 5 basis points lower than the Acquired Fund’s management fee. Both Funds have identical fundamental investment policies and are managed by the same investment manager, sub-adviser and portfolio management team.
No shareholder approval of the Reorganization is required.
The Reorganization is expected to be a tax-free Reorganization, such that shareholders in the Acquired Fund will not realize any gains or losses for U.S. federal income tax purposes as a direct result of the Reorganization. It is possible that the Reorganization will have some tax implications for shareholders, including increased capital gain distributions to shareholders before or after the Reorganization, in some instances as a result of the sale of portfolio securities in connection with or following the Reorganization.
The transaction costs of completing the Reorganization will be borne by the Funds’ Investment Manager, Allianz Global Investors Fund Management LLC. Any costs associated with restructuring the Acquired Fund’s portfolio (such as brokerage commissions and other transaction costs) prior to the Reorganization will be borne by the Acquired Fund, and any such costs that arise after the Reorganization will be borne by the Acquiring Fund.
Other Information
Effective as of the close of business on February 16, 2012, shares of the Acquired Fund will no longer be available for purchase by current or new investors in the Acquired Fund, other than through the automatic reinvestment of distributions by current shareholders. Additionally, Shareholders of other series of the Trust will no longer be permitted to exchange any of their shares for shares of the Acquired Fund as described in the Prospectus under “How to Buy and Sell Shares — Exchanging Shares.”
At any time prior to February 24, 2012 (the “Valuation Date”), shareholders may redeem their shares of the Acquired Fund and receive the net asset value thereof, pursuant to the procedures set forth under “How to Buy and Sell Shares” in the Prospectus. At any time prior to the Valuation Date, shareholders may also exchange their shares of the Acquired Fund for shares of the same class of any other series of the Trust that offers that class, as described under “How to Buy and Sell Shares — Exchanging Shares” in the Prospectus. Such exchanges will be taxable transactions.
The Board of Trustees of the Trust and Allianz Global Investors Distributors LLC, the Trust’s distributor, each reserves the right at any time to modify or eliminate these restrictions, including on a case-by-case basis.
The Prospectus will be further supplemented or revised if these events do not occur substantially in accordance with the schedule outlined above.
Please retain this Supplement for future reference.